SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, For Use of the Commission

Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Mutual Funds Trust

(on behalf of Eaton Vance Global Small-Cap Equity Fund

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)       Title of each class of securities to which transaction applies:

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(2)       Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)       Proposed maximum aggregate value of transaction:

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(5)       Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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Eaton Vance Global Small-Cap Fund Level I Script

(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Eaton Vance Global Small-Cap Fund. I want to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled to take place on Thursday, May 17, 2018.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone.

The Fund’s Board of Trustees has recommended a vote “For” the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda and proposal with you and record your vote by phone. The Fund’s Board of Trustees has recommended a vote “For” the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with the Eaton Vance Global Small-Cap Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of your vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr./Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening).

Eaton Vance Global Small-Cap Fund

Level I Machine Script

Hello.

I am calling on behalf of your investment in the Eaton Vance Global Small-Cap Fund. Recently, you should have received proxy materials concerning the Fund’s upcoming Special Meeting of Shareholders.

The Special Meeting of Shareholders is scheduled to take place on Thursday, May 17, 2018. Shareholders are being asked to consider and vote on important matters about the operation of the Fund. As of today, your vote has not been received. Your vote is very important!

To vote, please contact us as soon as possible at 1-888-628-1041, Monday through Friday, between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time and Saturday from 10:00 a.m. to 4:00 p.m. Eastern Time.

Please vote! Thank you and have a good day.